UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2007

AFFYMETRIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-28218	77-0319159
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

(408) 731-5000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June  6, 2007, Affymetrix, Inc. (“Affymetrix” or the “Company”) issued a press release announcing that John C. Batty will join the Company as Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer reporting to Stephen P.A. Fodor, Ph.D., Founder, Chairman and CEO.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Batty, age 52, previously worked at Credence Systems Corporation (“Credence”) where he served as Senior Vice President and Chief Finance Officer from December 2004 to June 2007.  Prior to Credence, Mr. Batty served as the Chief Operating Officer of Network Equipment Technologies Inc. (N.E.T.) from April 2001 to November 2004 and Senior Vice President and Chief Financial Officer from December 1999 before being appointed as COO in 2001.

Pursuant to Mr. Batty’s at-will employment arrangement with the Company as set forth in an offer letter dated May 16, 2007 (the “Offer Letter”), Mr. Batty will receive an annual base salary of $360,000.  Mr. Batty will also be eligible to receive an annual bonus at a target level equal to 50% of his base salary for the Company’s bonus program for 2007, which is based on corporate achievement, financial performance and corporate goals, as well as individual goal achievement.  In addition, the Company will grant Mr. Batty a stock option award to purchase 30,000 shares of common stock of the Company at an exercise price equal to the fair market value of the shares on the date of the option is granted.  The stock option award will vest in four (4) equal installments on each of the first four anniversaries of his employment date with Affymetrix.  The Company will also grant Mr. Batty 30,000 restricted shares of common stock of the Company, of which 10,000 will vest on each of the first and second anniversaries of his employment, and 5,000 will vest on each of the third and fourth anniversaries of his employment.  A copy of the Offer Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Offer Letter from the Company to John C. Batty dated May 16, 2007.

99.1	Press Release dated June 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

By:	/s/ Barbara A. Caulfield
Name: Barbara A. Caulfield
Title: Executive Vice President and General Counsel

Dated:  June 6, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter from the Company to John C. Batty dated May 16, 2007.

99.1	Press Release dated June 6, 2007.